Exhibit 99.1

AmericanWest Bancorporation Announces Regulatory Approvals and

Waivers for Planned Merger with Far West Bancorporation

SPOKANE, WA – (Business Wire) – January 23, 2007–AmericanWest Bancorporation (NASDAQ: AWBC) announced today that AmericanWest Bank has received approval from the Federal Deposit Insurance Corporation, the Washington Department of Financial Institutions and the Utah Department of Financial Institutions of the Bank’s Interagency Bank Merger Act Application for the planned merger of Far West Bank with and into AmericanWest Bank. The approvals were conditioned upon a 15-day waiting period, which expires on January 24, 2007, shareholder approval and no material changes impacting AmericanWest Bank or Far West Bank before closing. The Washington Department further conditioned its approval upon the receipt of the customary transaction documents such as the bank Articles of Merger.

In addition, the Federal Reserve Bank of San Francisco has notified AmericanWest Bancorporation that the proposed merger of Far West Bancorporation with and into AmericanWest Bancorporation, and the acquisition of all of the shares of Far West Bank, may be completed without a formal bank holding company application.

Completion of the merger is expected by March 31, 2007, subject to approval by AmericanWest Bancorporation and Far West Bancorporation shareholders, and other customary conditions of closing.

About AmericanWest Bancorporation

AmericanWest Bancorporation is a bank holding company whose principal subsidiary is AmericanWest Bank, a community bank with 46 financial centers located in Eastern and Central Washington and Northern Idaho, and loan production offices in Ellensburg, Washington and Salt Lake City, Utah. For further information on the company or to access Internet banking, please visit our web site at www.awbank.net/IR.

Contacts:

AmericanWest Bancorporation:

Robert M. Daugherty

President and CEO

509.344.5329

bdaugherty@awbank.net

Diane Kelleher

Chief Financial Officer

509.232.1629

dkelleher@awbank.net

This document contains comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements herein are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder approval; the ability of the companies to consummate the transaction; or, a material adverse change in the financial condition, results of operations or prospects of either company. When used in this document, the words “believes,” “estimates,” “expects,” “should,” “anticipates” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

This press release may be deemed to be offering or solicitation materials of AmericanWest Bancorporation and Far West Bancorporation in connection with the proposed merger of Far West with and into AmericanWest. Shareholders are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4, which AmericanWest will file with the SEC in connection with the proposed acquisition, because both will contain important information about AmericanWest, Far West, the acquisition and related matters. The directors and executive officers of AmericanWest and Far West may be deemed to be participants in the solicitation of proxies from their respective shareholders. Information regarding AmericanWest’s participants and their security holdings can be found in its most recent proxy statement filed with the SEC, and information for both AmericanWest and Far West participants in the joint proxy statement/prospectus when it is filed with the SEC. All documents filed with the SEC are or will be available for free, both on the SEC web site (http://www.sec.gov) and by directing requests to:

For AmericanWest:

AmericanWest Bancorporation

Attention: Investor Relations

41 West Riverside Avenue, Suite 400

Spokane, WA 99201

Email: investorinfo@awbank.net

509.232.1536

For Far West:

Far West Bancorporation

Attention: President

201 East Center Street, Provo, UT 84606

Email: donn@farwestbank.com

Phone: 801.342.6061

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